Table of Contents

USAA Family of Funds                          1
Message from the President                    2
Investment Review:
     Virginia Bond Fund                       4
     Virginia Money Market Fund               8
Shareholder Voting Results                   11
Financial Information:
     Statements of Assets and Liabilities    13
     Portfolios of Investments in Securities:
          Virginia Bond Fund                 15
          Virginia Money Market Fund         18
     Notes to Portfolios of Investments      21
     Statements of Operations                22
     Statements of Changes in Net Assets     23
     Notes to Financial Statements           25


Important Information:

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are now "streamlined." One copy of each report will be sent to each address, instead of our previous practice of sending one report to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Funds.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:
          USAA Investment Management Company
          Attn: Report Mail
          9800 Fredericksburg Road
          San Antonio, TX 78284-8916
or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Tax Exempt Fund, Inc., managed by USAA Investment Management Company
(IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the funds.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (copyright)1995, USAA. All rights reserved.

USAA Family of Funds Performance Summary

If you own only one or two USAA funds, you may not be aware of the performance of our other funds. This summary is a snapshot of the performance of all 32 funds by investment objective as of September 30, 1995. For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.

                                                 Average Annual Total Return*
       Investment               Inception                                       Since     7-Day     30-Day(1)
       Objective                  Date          1 yr      5 yrs     10 yrs    Inception   Simple     SEC
Capital Appreciation
Aggressive Growth                10/19/81       46.21     22.58      12.68        -          -        -
Emerging Markets(2)               11/7/94         -         -          -        (.60)        -        -
Gold(2)                           8/15/84       (9.21)     2.95       4.46        -          -        -
Growth                             4/5/71       18.48     16.12      13.22        -          -        -
Growth & Income                    6/1/93       23.46       -          -        12.88        -        -
International(2)                  7/11/88        1.58     13.34        -         9.56        -        -
World Growth(2)                   10/1/92        6.47       -          -        12.43        -        -


Asset Allocation
Balanced Strategy                  9/1/95         -         -          -          .40        -        -
Cornerstone Strategy(2)#          8/15/84      10.89      11.97      12.98        -          -        -
Growth and Tax Strategy**#        1/11/89      13.86      10.20        -         9.35        -       3.75
Growth Strategy(2)                 9/1/95         -         -          -          .30        -        -
Income Strategy                    9/1/95         -         -          -         1.50        -        -


Income - Taxable
GNMA                               2/1/91       12.56       -          -         8.18        -       6.82
Income                             3/4/74       18.64     10.98      10.47        -          -       6.61
Income Stock                       5/4/87       20.54     15.74        -        11.95        -        -
Short-Term Bond                    6/1/93        9.37       -          -         5.15        -       6.58


Income - Tax Exempt
Long-Term(3)**                    3/19/82        9.83      8.25       8.92        -          -       5.73
Intermediate-Term(3)**            3/19/82        9.76      8.14       8.23        -          -       5.15
Short-Term(3)**                   3/19/82        6.41      5.65       5.94        -          -       4.33
California Bond(3)**               8/1/89       11.24      8.28        -         7.39        -       5.75
Florida Tax-Free Income(3)**      10/1/93        9.67       -          -         1.17        -       5.71
New York Bond(3)**               10/15/90        9.71       -          -         8.68        -       5.65
Texas Tax-Free Income(3)**         8/1/94       13.26       -          -         9.80        -       5.61
Virginia Bond(3)**               10/15/90       10.51       -          -         8.38        -       5.72


Money Market
Money Market(4)                    2/2/81        5.67      4.65       6.01        -         5.56      -
Tax Exempt Money Market(3),(4)**   2/6/84        3.57      3.45       4.40        -         3.89      -
Treasury Money Market Trust(4)     2/1/91        5.42       -          -         4.09       5.35      -
California Money Market(3),(4)**   8/1/89        3.53      3.27        -         3.70       3.79      -
Florida Tax-Free Money
             Market(3),(4)**      10/1/93        3.45       -          -         2.81      3.67       -
New York Money Market(3),(4)**   10/15/90        3.42       -          -         3.01      3.89       -
Texas Tax-Free Money
             Market(3),(4)**       8/1/94        3.46       -          -         3.33      3.57       -
Virginia Money Market(3),(4)**   10/15/90        3.44       -          -         3.19      3.62       -

(1)  Calculated as prescribed by the Securities and Exchange Commission.
(2) Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.
(3) Some income may be subject to state or local taxes or the federal alternative minimum tax.
(4) An investment in a money market fund is neither insured nor guaranteed by the U.S. government and there is no assurance that any of the funds will be able to maintain a stable net asset value of $1 per share.
* Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represents past performance and is not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.
**   IRAs are not available for tax-exempt funds. The Growth and Tax
     Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt. California, New York, Virginia, Florida, and Texas funds available to residents only.
# Formerly known as Cornerstone Fund and Balanced Portfolio Fund, respectively.


Message from the President

[Photograph of Michael J. C. Roth, President and Vice Chairman of the Board appears here]

In September I attended an Investment Company Institute conference for mutual fund directors. It was in Washington D.C., and the speakers included a current member of the House and a former senator. Both delivered similar messages: Expect a reform of the tax system.

This news is not a surprise to tax-exempt fund investors. As
I pointed out in a letter earlier this year, the tax-exempt bond market has spent much of 1995 adjusting to the expectation of lower tax rates. It has done this by narrowing the difference in yields between taxable and tax-exempt bonds. This adjustment has been well masked by the very handsome total returns in tax-exempt bonds this year. The portfolio managers will give you details in their reports.

                   "We will always remember that you are
                    the reason we are in business."

I wish I could give you simple guidance on where to go from here, but I cannot. In fact, one of the most difficult questions in reforming the tax system will be how to approach the tax-exempt bond market. It is not only important to you, the investor, but also to the state and local entities that borrow your money through these bonds.

Do we suddenly, in one fell swoop, dramatically raise their cost of borrowing? If we do, current owners of bonds will be hurt, but so will everyone who pays taxes in states and cities. Those borrowers will need more revenue to pay interest on their bonds. Therefore, a radical reform might lower federal taxes, but raise state and local taxes.
I do not think this is a desirable or desired outcome. It certainly is not a simple problem to solve.

I do not believe that any major change will take place until after the next national election. At this uncertain time I will make this pledge to you:

     We will watch the tax reform situation very closely.
     Our guidance to you will keep your interests uppermost.
     We will always remember that you are the reason we are in business.


Sincerely,



Michael J.C. Roth, CFA
President and
Vice Chairman of the Board

Investment Review

Virginia Bond Fund

OBJECTIVE: Provide Virginia investors with a high level of current interest income that is exempt from federal and Virginia state income taxes.

Types of Investments: Invests primarily in long-term investment grade Virginia tax-exempt securities.

                                               3/31/95          9/30/95
Net Assets                                 $238.9 Million   $252.8 Million
Net Asset Value Per Share                      $10.76           $10.91

Average Annual Total Returns as of 9/30/95

March 31, 1995 to September 30, 1995                             4.39%*
1 Year                                                          10.51%
Since Inception on October 15, 1990                              8.38%

*Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

30-Day SEC Yield on September 30, 1995                           5.72%**

**Calculated as prescribed by the Securities and Exchange Commission.

[A graph is shown here which is a comparison of the change in value of a $10,000 investment for the period of 10/15/90 to 9/30/95, with dividends and capital gains reinvested. The ending values for the items graphed are:

Lehman Brothers Muni. Bond Index $15,230
USAA Virginia Bond Fund $14,955]

The Lehman Brothers Municipal Bond Index is an unmanaged index that tracks total return performance for the long-term investment grade tax-exempt bond market. All tax-exempt bond funds will find it difficult to outperform such an index, since funds have expenses.

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payableby shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represents past performance and is not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

Message from the Manager

[Photograph of Robert R. Pariseau, CFA, Portfolio Manager appears here]

The Municipal Market
Compared to the roller-coaster ride last fall, the last six months have been pretty tame. The yield on the Bond Buyer 40 Bond Index traded in a narrow range from 6.00% to 6.35%. Last October it was quite different when the Bond Buyer Index increased .80% to 7.40% within a month, then fell a full 1.0% by March 1995, as the economy peaked, then decelerated. Confident that inflation was in check, Chairman Greenspan lowered the federal funds rate by .25% on July 6, 1995 - the first cut in nearly three years - as the Federal Reserve Board successfully engineered the economy's "soft landing."

In this favorable environment, your fund's net asset value (NAV) per share rose $.15 to $10.91, or 1.39%, since March 31, 1995. The Fund's performance compared very favorably to its peer group. For the past six months, the Fund's annualized dividend yield(1) was 5.81%, compared to Lipper's Virginia Municipal Debt average of 4.93%.(2) For the same period, the Fund's total return(3) was 4.39%, compared to the Virginia Municipal Debt average of 4.40%.

[A graph is shown here comparing the 12-month dividend yield of the USAA Virginia Bond Fund and the Lipper Virginia Municipal Debt Funds Average from 9/30/92 to 9/30/95. The vertical axis shows the yield and the horizontal axis shows the time period. The values are:

USAA Virginia
 Bond Fund      6.04    5.44    5.81    5.82
Lipper Virginia
 Muni. Debt
 Funds Avg.     5.91    5.20    5.33    5.04]


The Lipper Virginia Municipal Debt Funds average is computed by Lipper Analytical Services, an independent organization that monitors the performance of mutual funds. Lipper calculations do not include the effects of sales charges. The graph represents data from 9/30/92 to 9/30/95.

A tax-exempt mutual fund may provide more income after taxes than a fully taxable mutual fund. The table below compares the yield of the USAA Virginia Bond Fund with a taxable equivalent investment.(4)

To match the Virginia Bond Fund's closing 30-Day SEC yield of 5.72% and:

                                 Assuming a virginia State Tax rate of 5.75%
                                                     and
                                    Assuming a marginal federal tax rate of:
                                            28%     31%     36%     39.6%
     A fully taxable investment must pay: 8.43%   8.80%   9.48%    10.05%

Strategy & Outlook

As the yield curve steepened, the best market values were 25-year maturities and longer, as evidenced by the particularly wide spread between interest rates for the 15- and 25-year maturities. I pursue a strategy to maximize tax-exempt interest because, over the long run, shareholders of tax-exempt bonds receive the greatest portion of their total return from interest. Over time, the increased yield from longer maturities offsets the increased sensitivity of market value to changes in interest rates, so this policy rewards long-term investors.

A manager who concentrates exclusively on total return must correctly and consistently time the market. At USAA IMCO, we strongly believe that no one can accurately predict the future course of interest rates. More often than not, managing by a total-return strategy results in higher taxable capital gains and trading costs and lower tax-exempt income. Although my primary focus is on tax-exempt distributions, I do pay attention to total return. For example, if interest rates should increase dramatically, I would position the Fund more defensively by buying shorter-maturity and high-coupon bonds.

Purchase Criteria

Before buying a new security, our experienced municipal analysts conduct an independent, bottom-up, credit analysis. In their critical judgement, the bond must be investment grade, standing on its own fundamental merits without relying on good fortune or municipal bond insurance.

The Virginia Economy

Virginians can take pride in their state's credit standing as one of the few rated "AAA" by all three national rating agencies (Moody's, Standard and Poor's, and Fitch). However, job growth is slowing due to government cutbacks and some "back office" operations of major companies leaving northern Virginia. With a national Congress that talks about further reducing the size of government, the state and local municipalities must attract higher value-added employers to Virginia. The transition appears on track as the region's educated work force and appealing lifestyle have lured three leading high-technology companies to locate major facilities in Manassas and Richmond. We will closely monitor how the state responds to the challenge.

(1) Dividend yield is computed by dividing income dividends paid during the previous 6 months by the latest month-end net asset value adjusted for capital gains distributions and annualizing the result.
(2) Source: Lipper Analytical Services, an independent organization that monitors the performance of mutual funds.
(3) Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gains distributions.
(4) This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA Family of Funds.

See page 15 for a complete listing of the Portfolio of Investments in Securities.
Note: Income may be subject to federal, state or local taxes, or the alternative minimum tax.

                 Portfolio Ratings/Mix
                  September 30, 1995
[A pie chart is shown here depicting the Portfolio Ratings/Mix as of September 30, 1995 for the USAA Virginia Bond Fund to be:
AAA - 6%, AA - 49%, A - 27%, BBB - 16% and Cash Equivalents -
2%.]


This chart reflects the highest rating of either Moody's Investors Service, Standard & Poor's Rating Group or Fitch Investors Service. Unrated securities that have been determined by USAA Investment Management Company to be of equivalent investment quality to category A account for 2.6% of the Fund's investments.

Investment Review

Virginia Money Market Fund

OBJECTIVE: Provide Virginia investors with a high level of current interest income that is exempt from federal and Virginia state income taxes, while preserving capital and maintaining liquidity.

Types of Investments: High quality Virginia tax-exempt securities with maturities of 397 days or less. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and will endeavor to maintain a constant net asset value per share of $1.00.*

* An investment in this Fund is neither insured nor guaranteed by the U.S. government, and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

                                        3/31/95         9/30/95
Net Assets                           $98.0 Million  $102.3 Million
Net Asset Value Per Share                $1.00           $1.00

Average Annual Total Returns as of 9/30/95
March 31, 1995 to September 30, 1995                      1.75%*
1 Year                                                    3.44%
Since inception on October 15, 1990                       3.19%

* Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

7-Day Simple Yield on September 30, 1995                  3.62%


[A graph is shown here comparing the 7-day yield of the USAA Virginia Money Market Fund and the IBC/Donoghue's State Specific
SB & GP (Tax-Free): Virginia from 9/94 to 9/95. The vertical axis shows the yield and the horizontal axis shows the time period. The ending value, on 9/25/95, for the USAA Virginia Money Market Fund is 3.52% and the ending value for the IBC Donoghue's State Specific SB & GP (Tax-Free) is 3.33%.]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Past performance is no guarantee of future results and the value of your investment may vary according to the Fund's performance. The graph tracks the Fund's 7-day simple yield against IBC/Donoghue's State Specific
SB (Stock Broker) & GP (General Purpose) (Tax-Free) Money Funds, an average of all major money market fund yields.

Message from the Manager

[Photograph of Pamela K. Bledsoe, CFA, Portfolio Manager appears here]

Economic Volatility in the Market

Contrary to the long-term bond market, the money market continues to experience a roller-coaster ride. Since March, the yield on the Tax Exempt Note Rate (TENR)(1) has traded from a high of 4.75% in May to a low of 2.65% in early June. These ups and downs have been driven by mixed economic data, supply and demand factors and credit risk. The Federal Reserve (Fed) uses economic data such as unemployment levels, retail sales and new housing starts to make interest rate decisions. On July 6, 1995, the Fed reduced interest rates .25% after raising interest rates seven times during 1994 and 1995. This reduction was spurred by easing inflationary pressures and the Fed's desire to keep the economy strong enough to avoid a recession. In anticipation of this activity, I extended the Fund's maturity to lock in the higher rates and will try to continue to do so as I expect rates to be in a generally downward trend.

Economic volatility is intensified by the short-term market's sensitivity to supply and demand factors, especially during the months of January, April, May, June, July, and December. Yields on variable-rate money market instruments typically rise in April and May as the need to cover tax payments creates an excess of bonds in the market. This situation reverses itself in the first weeks of June, July, December, and January since excess cash that needs to be invested creates a shortage of bonds leading to a sharp decline in yields. To minimize the impact of this phenomenon, I aggressively manage our variable rate demand notes (VRDNs)(2) to pursue top performance in this segment of the portfolio.

Credit risk, the relationship between market value and the likelihood of receiving payment at maturity, has also added to the volatility in the municipal note market. Our own research staff has proven invaluable in making credit-quality determinations. We'll continue to carefully evaluate credit risk to determine if a security is appropriate for this fund.

Outlook
Although the underlying Virginia economy continues to be strong, it has been negatively impacted by reductions in defense spending, slow population growth and overbuilding in commercial real estate. These factors have led to a decline in state and local tax receipts which has placed considerable stress on the state's balanced budget. However, responsible financial management has allowed the state to maintain its "AAA" status by three major rating agencies.(3)
(1) Tax Exempt Note Rate (TENR): A general market "AAA" weekly index as determined by Bankers Trust.
(2) Variable rate demand note (VRDN): A note representing borrowings that is payable on demand and that bears interest tied to a money market rate.
(3) Rating services include Fitch Investors Service, Inc., Moody's Investors Service, and Standard & Poor's Corporation.

An investment in any money market fund is neither insured nor guaranteed by the U.S. government and there is no assurance that any of the funds will be able to maintain a stable net asset value of $1 per share.

See page 18 for a complete listing of the Portfolio of Investments in Securities.


[A graph is here showing the growth of $10,000, from 10/15/90 to 9/30/95, invested in the USAA Virginia Money Market Fund. The vertical axis shows the dollar amount and the horizontal axis shows the time period. The ending value is $11,701.]

Past performance is no guarantee of future results and the value of your investment may vary according to the fund's performance. Income may be subject to federal, state or local taxes, or to the alternative minimum tax.

Shareholder Voting Results

On October 13, 1995, a special meeting of shareholders was held to vote on the following proposals. All proposals were approved by the shareholders. All shareholders of record on August 17, 1995 were entitled to vote on each proposal. The number of votes shown below are shown by Fund for proposal (2) and by aggregate for the entire USAA Tax Exempt Fund, Inc. (the Company) for proposals (1) and (3).

(1) Proposal to elect a Board of Directors as follows:
                                          Votes              Votes
             Director                      For             Withheld
             -------                       ---             --------
     Hansford T. Johnson            1,263,957,222         40,330,706
     Michael J.C. Roth              1,262,975,844         41,312,084
     John W. Saunders, Jr.          1,263,409,381         40,878,547
     George E. Brown                1,250,233,665         54,054,263
     Howard L. Freeman, Jr.         1,259,213,299         45,074,629
     Richard A. Zucker              1,252,694,421         51,593,507
     Barbara B. Dreeben             1,242,417,451         61,870,477

Mr. C. Dale Briscoe did not stand for re-election to the Board. His term of office will terminate on December 31, 1995.

(2) Proposals to reclassify, amend or eliminate certain investment restrictions as follows:

Proposal to reclassify the investment restriction on illiquid securities from fundamental to non-fundamental and amend the restriction to permit investments in illiquid securities, including repurchase agreements maturing in more than seven days, to no more than the following:

                                                 Number of Shares Voting
                                               For       Against      Abstain
                                               ---       -------      -------
15% of the value of the Virginia Bond
     Fund's net assets                    12,999,874    1,358,582     700,218
10% of the value of the Virginia Money
     Market Fund's net assets             52,543,032    9,221,470   4,222,794

Proposal to amend the restriction that a Fund may not underwrite any issue of securities to state that a Fund may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities.

Virginia Bond Fund                        13,087,819    1,245,358      725,497
Virginia Money Market Fund                53,814,407    8,159,358    4,013,530

Proposal to amend the restriction relating to borrowing to allow a Fund to borrow an amount not exceeding 331/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings) for temporary or emergency purposes.

Virginia Bond Fund                        12,581,275    1,580,201      897,198
Virginia Money Market Fund                50,521,249    9,907,163    5,558,883

Proposal to amend the restriction relating to lending portfolio securities to permit a Fund to lend up to 1/3 of its total assets to other parties.

Virginia Bond Fund                        12,767,264    1,497,016      794,393
Virginia Money Market Fund                51,401,939   10,164,750    4,420,607

(3) Proposal to ratify or reject the selection by the Board of Directors of KPMG Peat Marwick LLP as auditors for the Company for the fiscal year ending March 31, 1996.
                                       1,220,377,387   32,420,032   51,490,499


Statements of Assets and Liabilities
(In Thousands)

September 30, 1995
(Unaudited)
                                                                  Virginia
                                                  Virginia      Money Market
                                                 Bond Fund          Fund
                                                 ---------          ----
Assets
     Investments in securities, at market value
          (identified cost of $249,670 and
           $101,739, respectively)                $ 257,286     $ 101,739
     Cash                                               157           265
     Receivables:
          Capital shares sold                            49            80
          Interest                                    4,317           663
                                                  ---------     ---------
               Total assets                         261,809       102,747
                                                  ---------     ---------
Liabilities
     Securities purchased                             8,600             -
     Capital shares redeemed                             14           261
     USAA Investment Management Company                  71            83
     USAA Transfer Agency Company                        17             9
     Accounts payable and accrued expenses               41            32
     Dividends on capital shares                        283            15
                                                  ---------     ---------
            Total liabilities                         9,026           400
                                                  ---------     ---------
                Net assets applicable to capital
                   shares outstanding             $ 252,783     $ 102,347
                                                  =========     =========
Represented by:
     Paid-in capital                              $ 247,957     $ 102,347

     Accumulated net realized loss on investments    (2,790)            -
     Net unrealized appreciation of investments       7,616             -
                                                  ---------     ---------
           Net assets applicable to capital
             shares outstanding                   $ 252,783     $ 102,347
                                                  =========     =========
     Capital shares outstanding                      23,163       102,347
                                                  =========     =========
     Net asset value, redemption price, and
        offering price per share                  $   10.91     $    1.00
                                                  =========     =========

See accompanying notes to financial statements.


Categories & Definitions
Portfolios of Investments in Securities

September 30, 1995
(Unaudited)

Fixed Rate Instruments - consist of municipal bonds, notes, and commercial paper. The coupon rate is constant to maturity. Prior to maturity, the price of a fixed rate instrument generally varies inversely to the movement of interest rates. At maturity, the security pays face value.

Put Bonds - provide the right to tender, or put, the bond for redemption at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity to the next tender date. Between tender dates, the price of a put bond generally varies inversely to the movement of interest rates.

Variable Rate Demand Notes (VRDN) - provide the right, on any business day, to demand, or put, the security for redemption at face value on either that day or in seven days. The interest rate is adjusted at the stipulated daily, weekly, or monthly interval to a rate that reflects current market conditions. In money market funds, the VRDN's effective maturity is the longer of the next put date or the interest reset date rather than the final maturity. In bond funds, the effective maturity is the next put date. Most VRDNs possess a credit enhancement.

Credit Enhancement (CRE) - adds the financial strength of the provider to support the underlying obligor's debt service obligations and/or the put option. The enhancement may be provided by either a high quality bank, insurance company or other corporation, or a collateral trust. Typically, the rating agencies evaluate the security based upon the credit standing of the credit enhancement.

Virginia Bond Fund
Portfolio of Investments in Securities
(In Thousands)

September 30, 1995
(Unaudited)

 Principal                                        Coupon    Final    Market
  Amount                   Security                Rate    Maturity   Value
  ------                   --------                ----    --------   -----

                            Fixed Rate Instruments (100.1%)

         Virginia (92.9%)
$ 7,500  Augusta County IDA Hospital RB, Series
           1991                                   7.00%   9/01/21(a)$  8,536
 11,000  Chesapeake Bay Bridge and Tunnel
           District RB, Series 1991 (CRE)          6.38   7/01/22     11,244
  9,000  Chesapeake IDA RB, Series 1993            5.88   3/01/13      8,956
         College Building Auth. Educational
           Facilities RB,
  3,525    Series 1992                             6.40   1/01/12      3,683
  2,885    Series 1992                             6.63   5/01/13      3,018
  2,505    Series 1992                             6.60   9/01/16      2,614
  2,350    Series 1994                             5.80   1/01/24      2,357
  3,000  Commonwealth Univ. RB, Series 1995        5.75   5/01/15      2,969
  4,500  Covington IDA RB, Series 1994             6.65   9/01/18      4,791
  2,250  Emporia GO, Series 1995                   5.75   7/15/15      2,254
  5,200  Fairfax County Economic Development Auth.
           RB, Series 1991B                        7.50   6/01/01      5,574
  1,500  Fairfax County Redevelopment and Housing
           Auth. RB, Series 1989A (CRE)            7.50  11/01/19      1,565
 12,000  Fairfax County Water Auth. RB,
           Series 1992                             5.75   4/01/29     11,619
  7,500  Galax IDA Hospital RB, Series 1995        5.75   9/01/20      7,259(c)
  6,480  Hopewell Hospital Auth. RB,
           Series 1986                             8.85   1/01/13      6,660
         Housing Development Auth. Commonwealth
           Mortgage RB,
  3,925    Series 1989B, Subseries B-2             7.63   7/01/17      4,081
  5,440    Series 1992A                            7.10   1/01/22      5,712
 10,000    Series 1992A                            7.10   1/01/25     10,501
  1,455    Series 1992C                            6.40   1/01/15      1,477
  1,680    Series 1994D                            6.40   7/01/17      1,711
  3,000    Series 1994H, Subseries H-2             6.55   1/01/17      3,081
         Housing Development Auth. MFH RB,
 55,000    Series 1982A                            7.00(b)11/01/17     8,244
  7,700    Series 1991F                            7.10   5/01/13      8,132
  4,220  Isle of Wight County IDA RB, Series 1990  7.38   1/01/10      4,544
  9,090  Peninsula Ports Auth. Health Systems RB,
           Series 1992A                            6.25   7/01/21      9,249
 11,000  Peninsula Ports Auth. RB, Series
           1992 (CRE)                              7.38   6/01/20     11,695
  3,690  Pittsylvania County GO                    6.00   7/01/14      3,739
  2,500  Prince William County IDA Hospital RB,
           Series 1995                             6.85  10/01/25      2,662
  3,000  Prince William County Water and Sewer
           System RB (CRE)                         6.00   7/01/29      2,995
  4,710  Resources Auth. Railway Transportation RB,
           Series 1990                             7.13  10/01/15      5,031
  3,400  Resources Auth. Sewer System RB, Series
           1992A                                   6.00   5/01/22      3,418
 12,000  Richmond GO, Series 1991A                 6.25   1/15/21     12,138
  2,000  Roanoke IDA Hospital RB, Series
           1993A (CRE)                             5.00   7/01/24      1,725
  8,000  Roanoke Valley Resource Auth. RB, Series
           1992                                    5.75   9/01/12      7,764
  4,250  Russell County IDA PCRB, Series G         7.70  11/01/07      4,703
  1,250  Spotsylvania County GO, Series 1994       6.88  12/01/14      1,352
 11,820  Virginia Beach Development Auth.
           Hospital RB, Series 1991                6.30  11/01/21     12,059
 12,000    West Point IDA Solid Waste Disposal RB,
                    Series 1994B                   6.25   3/01/19     12,063
  6,000  Williamsburg IDA RB, Series 1993          5.75  10/01/22      5,445
  3,500  Winchester IDA RB, Series 1994 (CRE)      6.75  10/01/19      3,782
  5,010  York County IDA RB, Series 1993           5.75  12/01/09      4,591

         Guam (3.6%)
  1,000  Government Limited Obligation
           Infrastructure Improvement RB,
           Series 1989A (CRE)                      7.10  11/15/09      1,060
  8,050  Power Auth. RB, Series 1992A              6.30  10/01/22      7,988

         Puerto Rico (3.6%)
         Electric Power Auth. RB,
  5,025    Series X                                5.50   7/01/25      4,588
  5,000    Series Z                                5.25   7/01/21      4,457(c)
                                                                     -------
            Total fixed rate instruments (cost: $245,470)            253,086
                                                                     -------

                    Variable Rate Demand Notes (1.7%)
         Virginia
  3,100  Henrico County IDA RB, Series 1994 (CRE)  4.80   5/01/24      3,100
  1,100  Loudoun County IDA RB, Series 1985 (CRE)  4.60   9/01/15      1,100
                                                                     -------
               Total variable rate demand notes (cost: $4,200)         4,200
                                                                     -------
               Total investments (cost: $249,670)                   $257,286
                                                                    ========
Portfolio Summary By Industry

Hospitals                              17.8%
Single-Family Housing                  10.5
Electric Power                          8.6
Paper & Forest Products                 8.5
General Obligations                     7.7
Education                               7.3
Multi-Family Housing                    6.5
Ports/Wharfs                            4.6
Water Utilities                         4.6
Toll Roads                              4.5
Conglomerate                            3.5
Escrowed Securities                     3.4
Pollution Control                       3.1
Broadcasters                            2.2
Railroads                               2.0
Retail Stores - General Merchandising   1.8
Sewer                                   1.4
Retirement Homes                        1.2
Water/Sewer                             1.2
Other                                   1.4
                                      -----
Total                                 101.8%
                                      =====


Virginia Money Market Fund


Portfolio of Investments in Securities
(In Thousands)

September 30, 1995
(Unaudited)

 Principal                                         Coupon   Final
  Amount                    Security                Rate   Maturity   Value
  ------                    --------                ----   --------   -----

                       Variable Rate Demand Notes (62.3%)
          Virginia
$ 4,453   Alexandria IDA RB, Series 1989 (CRE)      4.45%   1/01/09  $  4,453
  2,300   Bedford County IDA RB, Series 1993 (CRE)  4.50   10/01/04     2,300
  4,800   Chesterfield County IDA PCRB, Series 1993 4.40    8/01/09     4,800
  7,000   Chesterfield County IDA RB, Series
            1989(CRE)                               4.55    2/01/03     7,000
    700   Culpepper IDA RB, Series 1992 (CRE)       4.45   11/01/17       700
  1,291   Fairfax County American College of
            Radiology RB (CRE)                      4.45    2/01/11     1,291
  2,800   Fauquier County IDA RB, Series 1994 (CRE) 4.45   12/01/14     2,800
  3,400   Hampton Redevelopment and Housing Auth.
            MFH RB, Series 1984A (CRE)              4.53   12/01/06     3,400
  1,100   Henrico County IDA RB, Series 1986C       4.35    7/15/16     1,100
  4,300   Loudoun County IDA RB, Series 1985 (CRE)  4.60    9/01/15     4,300
          Newport News Redevelopment and Housing Auth.
            MFH RB,
  4,700     Series 1984 (CRE)                       4.10    9/01/06     4,700
  3,265     Series 1990 (CRE)                       4.53    3/01/07     3,265
  3,700   Peninsula Ports Auth. RB, Series
            1984 (CRE)                              3.90   11/01/01     3,700
          Prince William County IDA RB,
  6,300     Series 1988 (CRE)                       4.55    6/30/04     6,300
  1,031     Series 1989D (CRE)                      4.80   10/01/00     1,031
  2,500   Richmond Housing and Redevelopment
            Auth. RB, Series 1995 (CRE)             4.40    4/01/29     2,500
          Richmond IDA RB,
  1,460     Series 1987 (CRE)                       4.45   12/01/99     1,460
    522     Series 1989A (CRE)                      4.80    6/01/02       522
  1,940   Rockingham County IDA RB, Series 1983A    4.65   10/01/20     1,940
  2,300   Saltville IDA RB, Series 1985 (CRE)       4.65   12/01/96     2,300
  3,937   Spotsylvania County IDA RB, Series 1990
            (CRE)                                   4.45   10/01/20     3,937
                                                                      -------
           Total variable rate demand notes (cost: $63,799)            63,799
                                                                      -------

                            Put Bonds (23.5%)
           Virginia
           Chesterfield County IDA PCRB,
  2,700      Series 1985                            3.70   10/01/09     2,700
  2,000      Series 1987B                           3.65    6/01/17     2,000
  2,140    Fairfax County Economic Development
             Auth. RN, Series 1986 (CRE)            4.13    9/01/16     2,140
  4,000    Fairfax County IDA RB, Series 1993B      3.75    8/15/25     4,000
  3,575    Falls Church IDA RB, Series 1985         4.10    5/01/15     3,575
  4,000    Housing Development Auth. Commonwealth
             Mortgage RB, Series 1995D              3.65    1/01/19     4,000
  3,500    Peninsula Ports Auth. RB, Series
              1987A (CRE)                           3.75    7/01/16     3,500
  2,165    Prince William County IDA RB,
              Series 1992 (CRE)                     3.85    9/01/07     2,165
                                                                       ------
               Total put bonds (cost: $24,080)                         24,080
                                                                       ------

                          Fixed Rate Instruments (13.6%)
           Virginia
  1,100    Fairfax County GO, Series 1989B          6.30   11/01/95     1,102
  1,000    Fairfax County Public Improvement RB,
             Series 1991A                           5.70    4/01/96     1,007
  2,190    Higher Education Institute RB,
             Series 1991A                           7.60    6/01/96     2,237
  2,500    Norfolk GO, Series 1995                  5.25    6/01/96     2,516
  2,000    Public Facilities RB, Series 1993A       4.50    6/01/96     2,010
           Public School Auth. Finance RB,
  1,000      Series 1991A                           7.70    1/01/96     1,008
  1,930      Series 1992A                           6.00    1/01/96     1,941
  2,000    Virginia Beach GO Public Improvement
             Bonds, Series 1991C                    6.10    8/01/96     2,039
                                                                     --------
           Total fixed rate instruments (cost: $13,860)                13,860
                                                                     --------
               Total investments (cost: $101,739)                    $101,739
                                                                     ========

Portfolio Summary By Industry

Multi-Family Housing                   13.5%
Aerospace/Defense                      10.8
General Obligations                    10.7
Hotel/Motel                             7.8
Hospitals                               7.4
Manufacturing - Diversified Industries  6.8
Electric Power                          5.7
Community Service                       4.4
Single-Family Housing                   3.9
Retirement Homes                        3.8
Ports/Wharfs                            3.4
Finance - Municipal                     2.9
Education                               2.8
Retail Stores - General Merchandising   2.7
Chemicals                               2.3
Paper & Forest Products                 2.3
Buildings                               2.1
Retail Stores - Food Chains             2.1
Drugs                                   1.9
Other                                   2.1
                                       ----
Total                                  99.4%
                                       ====



Notes to Portfolios of Investments
(In Thousands)

September 30, 1995
(Unaudited)

General Notes

Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.

Portfolio Description Abbreviations

CRE  Credit Enhanced
GO   General Obligation
IDA  Industrial Development Authority/Agency
MFH  Multi-Family Housing
PCRB Pollution Control Revenue Bond
RB   Revenue Bond
RN   Revenue Note

Specific Notes

(a)  Prerefunded to various dates prior to maturity at the call price.

(b) Zero Coupon security. Rate represents the effective yield at date of purchase.

(c) At September 30, 1995, the cost of securities purchased on a delayed delivery basis for the Virginia Bond Fund was $8,600.

See accompanying notes to financial statements.

Statements of Operations
(In Thousands)

Six-month period ended September 30, 1995
(Unaudited)

                                                                    Virginia
                                                  Virginia        Money Market
                                                 Bond Fund            Fund
                                                 ---------            ----
Net investment income:
     Interest income                             $  7,761          $  2,013
                                                  -------           -------
     Expenses:
          Management fees                             422               174
          Transfer agent's fees                        97                53
          Custodian's fees                             35                26
          Postage                                       9                 8
          Shareholder reporting fees                    5                 5
          Directors' fees                               1                 1
          Audit fees                                   10                10
          Legal fees                                    4                 4
          Other                                         5                 3
                                                  -------           -------
            Total expenses before reimbursement       588               284
          Expenses reimbursed                          -                (32)
                                                  -------           -------
               Total expenses after reimbursement     588               252
                                                  -------           -------
                    Net investment income           7,173             1,761
                                                  -------           -------
Net realized and unrealized gain on investments:
          Net realized gain                           124                 -
          Change in net unrealized appreciation/
                             depreciation           3,320                 -
                                                  -------           -------

                 Net realized and unrealized gain   3,444                 -
                                                  -------           -------
Increase in net assets resulting from operations $ 10,617          $  1,761
                                                 ========          ========


See accompanying notes to financial statements.


Statements of Changes in Net Assets
(In Thousands)

Six-month period ended September 30, 1995 and Year ended March 31, 1995 (Unaudited)

                                                                     Virginia
                                                   Virginia        Money Market
                                                  Bond Fund            Fund
                                                  ---------            ----

                                             9/30/95   3/31/95   9/30/95   3/31/95
                                             -------   -------   ------    -------
From operations:
     Net investment income                  $  7,173  $  13,648  $ 1,761   $  2,755
     Net realized gain (loss) on investments     124     (2,553)       -          -
     Change in net unrealized appreciation/
          depreciation of investments          3,320      3,152        -          -
                                             -------   --------   ------   --------
          Increase in net assets resulting from
               operations                     10,617     14,247    1,761      2,755
                                             -------    -------   ------   --------
Distributions to shareholders from:
     Net investment income                    (7,173)   (13,648)  (1,761)    (2,755)
                                             -------    -------   ------    -------
From capital share transactions:
     Shares sold                              19,620     42,301   45,077     93,826
     Shares issued for dividends reinvested    5,434     10,435    1,659      2,563
     Shares redeemed                         (14,635)   (50,316) (42,438)   (90,910)
                                             -------    -------  -------    -------
          Increase in net assets from
               capital share transactions     10,419      2,420    4,298      5,479
                                             -------    -------  -------    -------
Net increase in net assets                    13,863      3,019    4,298      5,479

Net assets:
     Beginning of period                     238,920    235,901   98,049     92,570
                                            --------   --------  -------    -------
     End of period                          $252,783   $238,920 $102,347    $98,049
                                            ========   ======== ========    =======
Change in shares outstanding:
     Shares sold                               1,805      4,029   45,077     93,826
     Shares issued for dividends reinvested      500        994    1,659      2,563
     Shares redeemed                          (1,346)    (4,849) (42,438)   (90,910)
                                            --------    -------  -------    -------
          Increase in shares outstanding         959        174    4,298      5,479
                                            ========    =======  =======    =======
Authorized shares of $.01 par value           35,000     35,000  175,000    175,000
                                            ========    =======  =======    =======

See accompanying notes to financial statements.

Notes to Financial Statements
(In Thousands)

September 30, 1995
(Unaudited)

(1)  Summary of Significant Accounting Policies

USAA Tax Exempt Fund, Inc. (the Company), registered under the Investment Company Act of 1940, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of ten separate funds.
The information presented in this semiannual report pertains only to the Virginia Bond Fund and Virginia Money Market Fund (the Funds).

A. Security valuation - Investments in the Virginia Bond Fund are valued each business day by a pricing service (the Service) approved by the Company's Board of Directors. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgement, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of municipal securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions. Securities which are not valued by the Service, and all other assets, are valued in good faith at fair value using methods determined by the Manager under the general supervision of the Board of Directors. Securities purchased with maturities of 60 days or less and, pursuant to Rule 2a-7 of the Securities and Exchange Commission, all securities in the Virginia Money Market Fund are stated at amortized cost which approximates market value.

B. Federal taxes - Each Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities - As is common in the industry, security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and original issue discounts are amortized over the life of the respective securities. Market discounts are not amortized. Any ordinary income related to market discounts is recognized upon disposition of the bonds. The Funds concentrate their investments in Virginia municipal securities and therefore may be exposed to more credit risk than portfolios with a broader geographical diversification.

(2)  Line of Credit

The Funds participate with other USAA funds in a joint $150 million short-term revolving loan agreement (the Agreement) through January 15, 1996 for temporary or emergency purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under this Agreement, each Fund may borrow amounts not to exceed 10% of the value of its total assets. All borrowings must be repaid before additional investments are made. Borrowings under this Agreement will bear interest at .125% over the Federal Funds Rate as published by the Federal Reserve Bank of New York or at .125% over the London Interbank Offered Rate. The Funds had no borrowings under this Agreement during the six-month period ended September 30, 1995.

(3)  Distributions

Net investment income is accrued daily as dividends and distributed to shareholders monthly. All net investment income available for distribution was distributed at September 30, 1995.

Distributions of realized gains from security transactions not offset by capital losses are generally made in the succeeding fiscal year. At September 30, 1995, the Virginia Bond Fund had a capital loss carryover of approximately $2,790 which will expire in or before 2004. It is unlikely that the Board of Directors of the Company will authorize a distribution of capital gains realized in the future until the capital loss carryover has been utilized or expires.

(4)  Investment Transactions

Purchases and sales/maturities of securities, excluding short-term securities, for the six-month period ended September 30, 1995 for the Virginia Bond Fund were $34,612 and $19,074, respectively. Purchases and sales/maturities of securities for the six-month period ended September 30, 1995 for the Virginia Money Market Fund were $103,797 and $99,176, respectively.

Gross unrealized appreciation and depreciation of investments at September 30, 1995 for the Virginia Bond Fund was $8,546 and $930, respectively.

(5)  Transactions with Manager

A. Management fees - The investment policy of the Funds and the management of the Funds' portfolios is carried out by USAA Investment Management Company (the Manager). Management fees are computed as a percentage of aggregate average net assets (ANA) of both Funds combined, which on an annual basis is equal to .50% of the first $50,000, .40% of that portion over $50,000 but not over $100,000, and .30% of that portion over $100,000. These fees are allocated on a proportional basis to each Fund monthly based upon ANA.

The Manager has voluntarily agreed to limit the annual expenses of each Fund to .50% of its annual average net assets.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Company. Shareholder accounting service fees are based on an annual charge per shareholder account plus out-of-pocket expenses.

C. Underwriting agreement - The Company has an agreement with the Manager for exclusive underwriting and distribution of the Funds' shares on a continuing best efforts basis. The agreement provides that the Manager will receive no fee or other remuneration for such services.

(6) Financial Highlights

Per share operating performance for a share outstanding throughout each period is as follows:

               Net Asset             Net Realized   Distributions
    Fiscal     Value At      Net         and          from Net    Distributions
     Year      Beginning  Investment  Unrealized     Investment    of Realized
    Ended      of Period    Income    Gain (Loss)      Income     Capital Gains
                  ($)         ($)        ($)            ($)            ($)

Virginia Bond Fund:

March 31, 1991*   10.00       .32          .28           (.32)          -
          1992    10.28       .67          .29           (.67)          -
          1993    10.57       .64          .65           (.64)        (.06)
          1994    11.16       .62         (.30)          (.62)        (.15)
          1995    10.71       .62          .05           (.62)          -
          1996**  10.76       .32          .15           (.32)          -


Virginia Money Market Fund:
March 31, 1991*    1.00       .02           -            (.02)          -
          1992     1.00       .04           -            (.04)          -
          1993     1.00       .03           -            (.03)          -
          1994     1.00       .02           -            (.02)          -
          1995     1.00       .03           -            (.03)          -
          1996**   1.00       .02           -            (.02)          -




                                                                      Ratio of Net
                                                            Ratio of   Investment
                   Net Asset                   Net Assets   Expenses    Income
                   Value at           Total      at End     to Average  to Average    Portfolio
                 End of Period        Return    of Period   Net Assets  Net Assets    Turnover
                      ($)               (%)       ($000)       (%)         (%)           (%)

Virginia Bond Fund:
March 31, 1991*      10.28              6.01     58,045      .50(a)(b)    6.83(a)(b)    142.56
          1992       10.57              9.61    131,475      .50(a)       6.40(a)        86.77
          1993       11.16             12.61    207,302      .50(a)       5.90(a)        91.31
          1994       10.71              2.69    235,901      .49          5.44           92.17
          1995       10.76              6.61    238,920      .50          5.95           68.53
          1996**     10.91              4.39    252,783      .48(b)       5.84(b)         7.86(c)

Virginia Money Market Fund:

March 31, 1991*       1.00              2.38     42,513      .50(a)(b)    5.03(a)(b)      -
          1992*       1.00              4.09     73,220      .50(a)       3.96(a)         -
          1993        1.00              2.65     77,263      .50(a)       2.62(a)         -
          1994        1.00              2.14     92,570      .50(a)       2.12(a)         -
          1995        1.00              2.91     98,049      .50(a)       2.88(a)         -
          1996**      1.00              1.75    102,347      .50(a)(b)    3.47(a)(b)      -

                                     Ratio of             Ratio of Net
                                     Expenses           Investment Income
                                    to Average             to Average
                                    Net Assets             Net Assets
                                       (%)                    (%)

Virginia Bond Fund:
March 31, 1991*                        .99(b)               6.34(b)
          1992                         .65                  6.25
          1993                         .54                  5.86

Virginia Money Market Fund:
March 31, 1991*                       1.08(b)               4.45(b)
          1992                         .74                  3.72
          1993                         .63                  2.49
          1994                         .61                  2.01
          1995                         .56                  2.82
          1996**                       .56(b)               3.41(b)

(a) The information contained in this table is based on actual expenses for the period, after giving effect to reimbursements of expenses by the Manager. Absent such reimbursements the Funds' ratios would have been:

(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.

(c) Effective September 30, 1995, the portfolio turnover rate has been calculated excluding short-term variable rate securities, which are those with put date intervals of less than one year. Had these securities been excluded for March 31, 1995, the portfolio turnover rate for the Virginia Bond Fund would have been 27.77%.

     *    Funds commenced operations October 15, 1990.
     **   For the six-month period ended September 30, 1995.

          Total return assumes reinvestment of all dividend income and capital gains distributions during the period.